Semiannual Report April 30, 1999

                              O P P E N H E I M E R
                                  Quest Capital
                                Value Fund, Inc.

                             [photo of calculator]

                                     [logo]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 5 An Interview
   with Your Fund's
   Managers

11 Financial
   Statements

27 Officers and
   Directors

28 Information and Services



Report highlights
- ------------------------------------------------------------------------------

o The market recovery that began late last year was extremely narrow, with growth concentrated in technology companies and large-capitalization growth stocks.

o We continue to seek good businesses with good management that is selling at a modest valuation.


Cumulative Total Returns
For the 6-Month Period
Ended 4/30/99

Class A
Without         With
Sales Chg.(1)   Sales Chg.(2)
- -----------------------------
13.40%          6.88%
- -----------------------------


Class B
Without         With
Sales Chg.(1)   Sales Chg.(2)
- -----------------------------
13.04%          8.04%
- -----------------------------


Class C
Without         With
Sales Chg.(1)   Sales Chg.(2)
- -----------------------------
13.03%          12.03%
- -----------------------------



Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. The Fund's investment advisor is OppenheimerFunds, Inc., and its Sub-advisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses. 1. Includes changes in net asset value per share without deducting any sales charges. 2. Class A return includes the current 5.75% maximum initial sales charge. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class A shares are subject to an annual 0.25% asset-based sales charge while Class B and C shares are subject to an annual
0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                  2 Oppenheimer Quest Capital Value Fund, Inc.

[photo Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Quest Capital Value
Fund, Inc.



Dear shareholder,
- ------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.
      The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)
      Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.
      Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. In fact, the Federal Reserve Board recently indicated its readiness to raise short-term interest rates as an inflation-fighting measure. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                  (over, please)


1. Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.


                  3 Oppenheimer Quest Capital Value Fund, Inc.

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.
      Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 1999


                  4 Oppenheimer Quest Capital Value Fund, Inc.

[photo of Portfolio Management Team]
Portfolio Management
Team (l to r)
Bradley Holmes
Jeff Whittington(1)
(Co-Portfolio Manager)


An interview with your Fund's managers
- ------------------------------------------------------------------------------

How has the Fund performed during the past six months?
The six-month period that ended April 30, 1999 got off to a rocky start, due to continuing problems in economies worldwide. The market recovery that began in November was extremely narrow in scope, with growth concentrated in the largest companies in the technology sector and the "blue chips" of the Dow Jones Industrial Average. In this environment, there were few new opportunities among mid-sized issuers, but shareholders of Oppenheimer Quest Capital Value Fund, Inc. benefited from our long-term holdings.

As value investors, how do you find "new opportunities"?
What we look for is a good business that is out of favor with, or misunderstood by the market. We identify these companies in terms of their profitability, growth and stability--and how management maximizes the value of the company's assets. Profitability is critical because it generates free cash flow, which can be used by management to build shareholder value--either by buying back stock, paying down debt, investing in growth projects or paying dividends. Obviously, the quality of management is very important. Uncovering this kind of information calls for painstaking research, but we know what we're looking for. It's how we bring value to shareholders.


1. Effective February 26, 1999, Alan Gutmann and Louis Goldstein joined the Fund as Co-Portfolio Managers.


                  5 Oppenheimer Quest Capital Value Fund, Inc.

Avg Annual Total Returns
For the Periods Ended 3/31/99(2)

Class A
1 year  5 year  10 year
- -----------------------
5.64%   16.22%  16.70%
- -----------------------

Class B
                Since
1 year  5 year  Inception
- -------------------------
6.37%   N/A     17.51%
- -------------------------

Class C
                Since
1 year  5 year  Inception
- -------------------------
10.39%  N/A     18.64%
- -------------------------



An interview with your Fund's managers
- ------------------------------------------------------------------------------

The reasons we remain invested in a company are the same as the reasons we buy it in the first place; because it's a good business with good management that is selling at a modest valuation. As soon as one or more of those three factors ceases to be true, we look to sell. Fortunately the most common reason we'll sell a position is that the stock is no longer modestly valued. It's moved up to an appropriate valuation and the market opportunity or inefficiency that we originally observed has been rectified.

Did any of your holdings exceed your expectations?
We had a number of issues that did well. The top performers in the Fund during this six-month period were Tricon Global Restaurants, Inc. and MCI WorldCom, Inc. MCI WorldCom, Inc. is a holding of some years and a good example of how a company can create ongoing significant value. Their management has consistently boosted returns by investing the company's free cash flow, until the money is needed for other purposes.
      TCI Ventures, which recently changed its name to AT&T-Liberty Media Group has performed very well--up approximately 300% in the last 18 months. Because Fund guidelines limit the percentage that can be invested in any single holding, we trimmed our position in Liberty, but it continues to be a large position in the portfolio.

                  6 Oppenheimer Quest Capital Value Fund, Inc.

Were there any stocks that disappointed you?
Yes, but we continue to view them as value holdings. For example, XL Capital Ltd. declined in the most recent quarter, but over the last five years they have outperformed the market. For the past twelve months the pricing of Property/Liability insurance, which is their core business, has been depressed on an industry-wide basis. However, there are signs that this situation may be easing.
      Cardinal Health, Inc. which we acquired through its acquisition of Allegiance Corp., also declined in the last quarter. Cardinal is a manufacturer of medical, surgical and laboratory products and a wholesale distributor of pharmaceuticals and related products. In our opinion, the merger with Allegiance will ultimately benefit shareholders by creating a larger and more competitive supplier to the healthcare industry.









2. Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97. Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class B and C shares were first offered for sale on 3/3/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. Additional information on charges and expenses is in the Fund's prospectus. Class A shares are subject to an annual 0.25% asset-based sales charge while Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                  7 Oppenheimer Quest Capital Value Fund, Inc.

An interview with your Fund's managers
- ------------------------------------------------------------------------------

Have you made any significant changes in the portfolio over the last 6 months? Major new positions included Keebler Foods Co., a cookie and cracker manufacturer and Household International, Inc., a consumer finance company that recently acquired Beneficial Finance. Household is starting to show improved revenue as a result of integrating that acquisition, selling off unprofitable lines and restructuring their generic credit card business. As a result, they recently announced a $2 billion share repurchase.

What is your outlook for the next 6 months?
As value investors we will continue to seek out undervalued companies and hold them, on the premise that the market rewards the patient investor. Although we are heartened by the recent broadening of the market as investors moved into more industry sectors, we are not unduly influenced by market conditions or investment trends. In fact, with our focus on valuation, it is unlikely that this Fund will acquire a technology "high flyer."






3. Portfolio is subject to change. Percentages are as of April 30, 1999, and are based on total market value of investments.


                  8 Oppenheimer Quest Capital Value Fund, Inc.

[tabular representation of pie chart]

Asset Allocation(3)
Stocks              88.0%
Cash Equivalents    12.0



But shareholders have good reason to be pleased about owning companies such as MCI WorldCom, Inc., Cardinal Health, Inc. and AT&T-Liberty Media Group. Our ability to identify companies such as these is the result of our commitment to independent research and disciplined investment strategies. It's part of what makes OppenheimerFunds The Right Way to Invest.


Top 10 Stock Holdings(3)
- ---------------------------------------------------------
MCI WorldCom, Inc.                                  14.3%
- ---------------------------------------------------------
H&R Block, Inc.                                      8.0
- ---------------------------------------------------------
XL Capital Ltd.                                      7.7
- ---------------------------------------------------------
Cardinal Health, Inc.                                7.2
- ---------------------------------------------------------
Tricon Global Restaurants, Inc.                      6.0
- ---------------------------------------------------------
AT&T-Liberty Media Group                             5.8
- ---------------------------------------------------------
Household International, Inc.                        5.2
- ---------------------------------------------------------
Canadian Pacific Ltd.                                4.7
- ---------------------------------------------------------
Countrywide Credit Industries, Inc.                  4.3
- ---------------------------------------------------------
PanCanadian Petroleum Ltd.                           4.0
- ---------------------------------------------------------



Top 5 Industries(3)
- ---------------------------------------------------------
Telecommunications: Long Distance                   14.3%
- ---------------------------------------------------------
Insurance                                           11.6
- ---------------------------------------------------------
Diversified Financial                                9.5
- ---------------------------------------------------------
Consumer Services                                    8.0
- ---------------------------------------------------------
Healthcare/Supplies & Services                       7.3
- ---------------------------------------------------------


             9 Oppenheimer Quest Capital Value Fund, Inc.

Financials
- ------------------------------------------------------------------------------







































                 10 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Investments  April 30, 1999 (Unaudited)
- ------------------------------------------------------------------------------

                                                                    Market Value
                                                        Shares      See Note 1
==================================================================================
Common Stocks--88.2%
- ----------------------------------------------------------------------------------
Communication Services--14.3%
- ----------------------------------------------------------------------------------
Telecommunications: Long Distance--14.3%
MCI WorldCom, Inc.(1)                                   500,000       $41,093,750
- ----------------------------------------------------------------------------------
Consumer Cyclicals--13.4%
- ----------------------------------------------------------------------------------
Consumer Services--8.0%
H&R Block, Inc.                                         475,000        22,859,375
- ----------------------------------------------------------------------------------
Retail: General--3.8%
Fred Meyer, Inc.(1)                                     200,000        10,825,000
- ----------------------------------------------------------------------------------
Retail: Specialty--1.6%
Boyds Collection Ltd. (The)(1)                          260,000         4,550,000
- ----------------------------------------------------------------------------------
Consumer Staples--15.7%
- ----------------------------------------------------------------------------------
Broadcasting--5.8%
AT&T-Liberty Media Group, Series A(1)                   260,000        16,607,500
- ----------------------------------------------------------------------------------
Entertainment--6.0%
Tricon Global Restaurants, Inc.(1)                      270,000        17,381,250
- ----------------------------------------------------------------------------------
Food--3.9%
Keebler Foods Co.(1)                                    346,500        11,131,312
- ----------------------------------------------------------------------------------
Energy--4.0%
- ----------------------------------------------------------------------------------
Oil: International--4.0%
PanCanadian Petroleum Ltd.(1)                           840,700        11,516,778



                 11 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
- ------------------------------------------------------------------------------

                                                                    Market Value
                                                        Shares      See Note 1
- ----------------------------------------------------------------------------------
Financial--21.1%
- ----------------------------------------------------------------------------------
Diversified Financial--9.5%
Countrywide Credit Industries, Inc.                     275,000      $ 12,460,938
- ----------------------------------------------------------------------------------
Household International, Inc.                           295,000        14,842,188
                                                                     ------------
                                                                       27,303,126

- ----------------------------------------------------------------------------------
Insurance--11.6%
ACE Ltd.                                                375,000        11,343,750
- ----------------------------------------------------------------------------------
XL Capital Ltd.                                         363,870        22,082,361
                                                                     ------------
                                                                       33,426,111

- ----------------------------------------------------------------------------------
Healthcare--10.4%
- ----------------------------------------------------------------------------------
Healthcare/Drugs--3.1%
AmeriSource Health Corp., Cl. A(1)                      318,400         8,815,700
- ----------------------------------------------------------------------------------
Healthcare/Supplies & Services--7.3%
Cardinal Health, Inc.                                   348,288        20,831,976
- ----------------------------------------------------------------------------------
Transportation--4.7%
- ----------------------------------------------------------------------------------
Railroads & Truckers--4.7%
Canadian Pacific Ltd.                                   600,000        13,575,000
- ----------------------------------------------------------------------------------
Utilities--4.6%
- ----------------------------------------------------------------------------------
Electric Utilities--4.6%
Calpine Corp.(1)                                        225,000         9,590,625
- ----------------------------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(1)                        265,000         3,544,375
                                                                     ------------
                                                                       13,135,000
                                                                     ------------
Total Common Stocks (Cost $154,802,156)                               253,051,878


                  12 Oppenheimer Quest Capital Value Fund, Inc.

                                                    Face             Market Value
                                                    Amount           See Note 1
=================================================================================
Short-Term Notes--12.0%(2)
- ---------------------------------------------------------------------------------
American Express Credit Corp., 4.79%, 5/12/99       $ 9,160,000      $  9,146,705
- ---------------------------------------------------------------------------------
Ford Motor Credit Co., 4.82%, 5/5/99                 11,416,000        11,409,886
- ---------------------------------------------------------------------------------
General Electric Capital Corp., 4.89%, 5/19/99       14,000,000        13,966,540
                                                                     ------------
Total Short-Term Notes (Cost $34,523,131)                              34,523,131


- ---------------------------------------------------------------------------------
Total Investments, at Value (Cost $189,325,287)           100.2%      287,575,009
- ---------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                      (0.2)         (641,629)
                                                    -----------      ------------
Net Assets                                                100.0%     $286,933,380
                                                    ===========      ============

1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                  13 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Assets and Liabilities  April 30, 1999 (Unaudited)
- ------------------------------------------------------------------------------

====================================================================================
Assets
Investments, at value (cost $189,325,287)--see accompanying statement   $287,575,009
- ------------------------------------------------------------------------------------
Cash                                                                         106,216
- ------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                 368,539
Interest and dividends                                                       160,103
Other                                                                         13,010
                                                                        ------------
Total assets                                                             288,222,877

====================================================================================
Liabilities Payables and other liabilities:
Shares of capital stock redeemed                                             623,693
Redemption of Income Certificates                                            498,320
Distribution and service plan fees                                            60,164
Transfer and shareholder servicing agent fees                                 24,944
Directors' compensation--Note 1                                               17,018
Custodian fees                                                                 1,976
Other                                                                         63,382
                                                                        ------------
Total liabilities                                                          1,289,497

====================================================================================
Net Assets                                                              $286,933,380
                                                                        ============

====================================================================================
Composition of Net Assets
Par value of shares of capital stock                                    $        816
- ------------------------------------------------------------------------------------
Additional paid-in capital                                               160,402,775
- ------------------------------------------------------------------------------------
Undistributed net investment income                                           47,174
- ------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                  28,232,893
- ------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                        98,249,722
                                                                        ------------
Net assets                                                              $286,933,380
                                                                        ============

                  14 Oppenheimer Quest Capital Value Fund, Inc.

======================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $267,289,307 and 7,595,606 shares of capital stock outstanding)             $35.19
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                    $37.34


- --------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $15,279,143  and
440,741 shares of capital stock outstanding) $34.67


- --------------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,364,930 and 125,826 shares of capital stock outstanding) $34.69

See accompanying Notes to Financial Statements.




                  15 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended April 30, 1999 (Unaudited)
- ------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest                                                                $ 1,518,604
- -----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $31,130)                     621,409
                                                                        -----------
Total income                                                              2,140,013


===================================================================================
Expenses
Management fees--Note 4                                                   1,411,106
- -----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                     664,945
Class B                                                                      62,682
Class C                                                                      18,527
- -----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       143,973
- -----------------------------------------------------------------------------------
Shareholder reports                                                          50,549
- -----------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                      14,065
Class B                                                                       5,941
Class C                                                                       1,699
- -----------------------------------------------------------------------------------
Directors' compensation--Note 1                                              18,543
- -----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  11,065
- -----------------------------------------------------------------------------------
Custodian fees and expenses                                                   4,725
- -----------------------------------------------------------------------------------
Other                                                                        18,237
                                                                        -----------
Total expenses                                                            2,426,057
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4           (341,587)
Less expenses paid indirectly--Note 4                                          (908)
                                                                        -----------
Net expenses                                                              2,083,562

===================================================================================
Net Investment Income                                                        56,451

===================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                         28,242,844
- -----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments      6,969,069
                                                                        -----------
Net realized and unrealized gain                                         35,211,913


===================================================================================
Net Increase in Net Assets Resulting from Operations                    $35,268,364
                                                                        ===========

See accompanying Notes to Financial Statements.


                  16 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statements of Changes in Net Assets
- ------------------------------------------------------------------------------

                                                        Six Months Ended    Year Ended
                                                        April 30, 1999      October 31,
                                                        (Unaudited)         1998
=========================================================================================
Operations
Net investment income                                    $     56,451       $     327,290
- -----------------------------------------------------------------------------------------
Net realized gain                                          28,242,844           8,958,278
- -----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       6,969,069          27,834,805
                                                         ------------       -------------
Net increase in net assets resulting from operations       35,268,364          37,120,373

=========================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A                                                      (316,582)         (1,033,878)
Class B                                                            --              (2,195)
Class C                                                            --                (816)
- -----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                    (8,499,667)       (111,344,042)
Class B                                                      (348,968)           (438,272)
Class C                                                      (104,618)           (247,999)

=========================================================================================
Capital Stock Transactions
Net  increase   (decrease)   in  net  assets   resulting   from  capital   stock
transactions--Note 2:
Class A                                                   (19,996,363)         (5,120,973)
Class B                                                     4,659,868           8,589,646
Class C                                                     1,068,591           2,372,167

=========================================================================================
Net Assets
Total increase (decrease)                                  11,730,625         (70,105,989)
- -----------------------------------------------------------------------------------------
Beginning of period                                       275,202,755         345,308,744
                                                         ------------       -------------
End of period (including undistributed net investment
income of $47,174 and $307,305, respectively)            $286,933,380       $ 275,202,755
                                                         ============       =============

See accompanying Notes to Financial Statements.


                 17 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Financial Highlights
- ------------------------------------------------------------------------------

                                     Class A
                                                       --------------------------------------------
                                                       Six Months
                                                       Ended April 30,       Year Ended October 31,
                                                       1999 (Unaudited)      1998         1997(2)
===================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $32.11             $41.63          $37.25
- ---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .02                .05             .44
Net realized and unrealized gain (loss)                    4.15               4.28            3.93
Provision/reduction for corporate income taxes
on net realized long-term capital gain                       --                 --             .01
                                                         ------             ------          ------
Total income (loss) from investment operations             4.17               4.33            4.38

- ---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.04)              (.13)             --
Distributions from net realized gain                      (1.05)            (13.72)             --
Distributions from net realized short-term gain              --                 --              --
                                                         ------             ------          ------
Total dividends and distributions to shareholders         (1.09)            (13.85)
- ---------------------------------------------------------------------------------------------------
Net asset value, end of period                           $35.19             $32.11          $41.63
                                                         ======             ======          ======
Market value, end of period                                 N/A                N/A             N/A
                                                         ======             ======          ======

===================================================================================================
Total Return, at Net Asset Value(4)                       13.40%             13.28%          11.76%

===================================================================================================
Total Return, at Market Value(5)                            N/A                N/A             N/A

===================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $267,289           $262,669        $343,329
- ---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $268,209           $280,821        $434,401
- ---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      0.10%(6)           0.13%           1.28%(6)(7)
Expenses, before voluntary assumption or
reimbursement by the Manager(8)                            1.68%(6)           1.67%           1.54%(6)(7)
Expenses, net of voluntary assumption or
reimbursement by the Manager                               1.44%(6)           1.29%           1.11%(6)(7)
- ---------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                   30%                30%             34%


1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997. 2. For the ten months ended October 31, 1997 for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31. 3. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995, 1994 and 1993, would have been 18.25%, 34.20%, (3.11)%
and 7.32%, respectively.

                 18 Oppenheimer Quest Capital Value Fund, Inc.

                                                                          Class B
- --------------------------------------------------------------            -----------------------------------------
                                                                          Six Months
Year Ended December 31,                                                   Ended April 30,    Year Ended October 31,
1996               1995               1994            1993                1999 (Unaudited)   1998          1997(1)
===================================================================================================================

  $33.65             $25.79             $27.09          $26.29             $31.71            $41.41        $37.04
- -------------------------------------------------------------------------------------------------------------------

      --                 --                 --              --               (.04)             (.06)          .01
    6.91               9.46               (.38)           2.45               4.05              4.15          4.36

   (3.31)             (1.57)              (.53)          (1.43)                --                --            --
  ------             ------             ------          ------             ------            ------        ------
    3.60               7.89               (.91)           1.02               4.01              4.09          4.37

- -------------------------------------------------------------------------------------------------------------------

      --                 --                 --              --                 --              (.07)           --
      --                 --                 --              --              (1.05)           (13.72)           --
      --               (.03)              (.39)           (.22)                --                --            --
  ------             ------             ------          ------             ------            ------        ------
      --               (.03)              (.39)           (.22)             (1.05)           (13.79)           --
- -------------------------------------------------------------------------------------------------------------------
  $37.25             $33.65             $25.79          $27.09             $34.67            $31.71        $41.41
  ======             ======             ======          ======             ======            ======        ======
  $36.13             $31.88             $23.00          $23.75                N/A               N/A           N/A
  ======             ======             ======          ======             ======            ======        ======

===================================================================================================================
   20.46%(3)          36.68%(3)          (1.29)%(3)       9.34%(3)          13.04%            12.54%        11.80%

===================================================================================================================
   23.63%             45.58%              0.89%          10.50%               N/A               N/A           N/A

===================================================================================================================

$879,934           $815,179           $673,742        $696,803            $15,279            $9,562        $1,208
- -------------------------------------------------------------------------------------------------------------------
$883,395                N/A                N/A             N/A            $12,672            $4,586          $552
- -------------------------------------------------------------------------------------------------------------------

    2.82%              3.20%              3.47%           3.29%             (0.58)%(6)        (0.57)%        0.07%(6)

    0.72%              0.73%              0.74%           0.74%              2.28%(6)          2.24%         2.14%(6)

     N/A                N/A                N/A             N/A               2.13%(6)          2.01%         1.86%(6)
- -------------------------------------------------------------------------------------------------------------------
      74%                72%                45%             51%                30%               30%           34%


4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value. 5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).
6. Annualized.



                 19 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Financial Highlights  (Continued)
- ------------------------------------------------------------------------------

                                     Class C
                                                       ------------------------------------------
                                                       Six Months
                                                       Ended April 30,    Year Ended October 31,
                                                       1999 (Unaudited)   1998          1997(1)
=================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $31.73             $41.42        $37.04
- -------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.04)              (.13)          .01
Net realized and unrealized gain (loss)                  4.05               4.21          4.37
Provision/reduction for corporate income taxes
on net realized long-term capital gain                     --                 --            --
                                                       ------             ------        ------
Total income (loss) from investment operations           4.01               4.08          4.38

- -------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       --               (.05)           --
Distributions from net realized gain                    (1.05)            (13.72)           --
Distributions from net realized short-term gain            --                 --            --
                                                                          ------        ------
Total dividends and distributions to shareholders       (1.05)            (13.77)           --
- -------------------------------------------------------------------------------------------------
Net asset value, end of period                         $34.69             $31.73        $41.42
                                                       ======             ======        ======
Market value, end of period                               N/A                N/A           N/A
                                                       ======             ======        ======

=================================================================================================
Total Return, at Net Asset Value(4)                     13.03%             12.49%        11.82%

=================================================================================================
Total Return, at Market Value(5)                          N/A                N/A           N/A

=================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $4,365             $2,972          $773
- -------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $3,744             $1,582          $372
- -------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   (0.58)%(6)         (0.58)%        0.06%(6)
Expenses, before voluntary assumption or
reimbursement by the Manager(8)                          2.27%(6)           2.23%         2.13%(6)
Expenses, net of voluntary assumption or
reimbursement by the Manager                             2.12%(6)           2.01%         1.85%(6)
- -------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                 30%                30%           34%


7. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods. 8. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund. 9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1999, were $77,679,396 and $79,642,921, respectively.

See accompanying Notes to Financial Statements.


                 20 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
- ------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

- ------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

- ------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                 21 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
- ------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

- ------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 1999, a provision of $11,146 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $16,963 as of April 30, 1999.

- ------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

- ------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

- ------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 22 Oppenheimer Quest Capital Value Fund, Inc.

================================================================================
2. Capital Stock
The Fund has authorized one billion shares of $.0001 par value capital stock. Transactions in shares of capital stock were as follows:

                             Six Months Ended April 30, 1999      Year Ended October 31, 1998
                             -------------------------------      ---------------------------
                             Shares        Amount                 Shares      Amount
- ---------------------------------------------------------------------------------------------
Class A:
Sold                            630,698    $ 21,642,817              945,259    $ 29,059,913
Dividends and
distributions reinvested        144,001       4,515,863            1,567,868      46,330,517
Redeemed                     (1,359,980)    (46,155,043)          (2,579,261)    (80,511,403)
                             ----------    ------------           ----------    ------------
Net decrease                   (585,281)   $(19,996,363)             (66,134)   $ (5,120,973)
                             ==========    ============           ==========    ============

- --------------------------------------------------------------------------------------------
Class B:
Sold                            165,438    $  5,580,790              356,498    $ 11,089,979
Dividends and
distributions reinvested         10,931         338,536               13,702         402,300
Redeemed                        (37,203)     (1,259,458)             (97,788)     (2,902,633)
                             ----------    ------------           ----------    ------------
Net increase                    139,166    $  4,659,868              272,412    $  8,589,646
                             ==========    ============           ==========    ============

- --------------------------------------------------------------------------------------------
Class C:
Sold                             58,179    $  1,959,888               85,612    $  2,722,308
Dividends and
distributions reinvested          3,017          93,519                5,959         175,123
Redeemed                        (29,036)       (984,816)             (16,559)       (525,264)
                             ----------    ------------           ----------    ------------
Net increase                     32,160    $  1,068,591               75,012    $  2,372,167
                             ==========    ============           ==========    ============

================================================================================
3. Unrealized Gains and Losses on Investments
As of April 30, 1999, net unrealized appreciation on investments of $98,249,722 was composed of gross appreciation of $102,845,212, and gross depreciation of $4,595,490.



                 23 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
- ------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average daily net assets of the Fund, 0.90% of the next $400 million and 0.85% of average daily net assets in excess of $800 million. Pursuant to the Agreement, until February 28, 1999, the Manager will waive the following portion of the advisory fee: 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. For the six months ended April 30, 1999, the waiver amounted to $208,335. The Fund's management fee for the six months ended April 30, 1999 was 1.00% of the average annual net assets for each class of shares before the waiver by the Manager.
               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1999, the Manager paid $481,124 to the Sub-Advisor.
               For the six months ended April 30, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $148,808, of which $41,048 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $34,787, $160,024 and $13,038, respectively. The amount paid to an affiliated broker/dealer for Class B shares was $10,266. During the six months ended April 30, 1999, OFDI received contingent deferred sales charges of $1,076, $17,009 and $3,148 upon redemption of Class A, Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1999, the Fund paid OFS $141,109.
               Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                 24 Oppenheimer Quest Capital Value Fund, Inc.

================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor has voluntarily agreed to waive 0.15% of the distribution fee payable under the plan until February 28, 1999. For the six months ended April 30, 1999, the waiver amounted to $133,252. During the six months ended April 30, 1999, OFDI paid $2,870 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $75,856 as compensation for Class A sales commissions and service fee advances, as well as financing costs.
               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1999, OFDI retained $58,256 and $14,384, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of April 30, 1999, OFDI had incurred excess distribution and servicing costs of $509,001 for Class B and $40,420 for Class C.

                 25 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
- ------------------------------------------------------------------------------


================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the six months ended April 30, 1999.


                 26 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Oppenheimer Quest Capital Value Fund, Inc.
- ------------------------------------------------------------------------------


===================================================================================
Officers and Directors     Bridget A. Macaskill, Chairman of the Board of Directors
                             and President
                           Paul Y. Clinton, Director
                           Thomas W. Courtney, Director
                           Robert G. Galli, Director
                           Lacy B. Herrmann, Director
                           George Loft, Director
                           Robert C. Doll, Jr., Vice President
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

===================================================================================
Investment Advisor         OppenheimerFunds, Inc.

===================================================================================
Sub-Advisor                OpCap Advisors

===================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

===================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

===================================================================================
Custodian of               Citibank, N.A.
Portfolio Securities

===================================================================================
Independent Accountants    PricewaterhouseCoopers LLP

===================================================================================
Legal Counsel              Gordon Altman Butowsky Weitzen Shalov & Wein

                           The financial  statements  included  herein have been
                           taken   from  the   records   of  the  Fund   without
                           examination of the independent accountants. This is a
                           copy of a report to shareholders of Oppenheimer Quest
                           Capital Value Fund, Inc. This report must be preceded
                           or accompanied  by a Prospectus of Oppenheimer  Quest
                           Capital  Value Fund,  Inc. For  material  information
                           concerning  the Fund, see the  Prospectus.  Shares of
                           Oppenheimer  funds are not deposits or obligations of
                           any bank,  are not  guaranteed  by any bank,  are not
                           insured by the FDIC or any other agency,  and involve
                           investment risks,  including the possible loss of the
                           principal amount invested.

                 27 Oppenheimer Quest Capital Value Fund, Inc.

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RS0835.001.0499  June 29, 1999